SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.__)
Filed by the Registrant    ☑
Filed by a Party other than the Registrant    ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☑    Definitive Additional Materials
☐    Soliciting Material Pursuant to § 240.14a-12
iPass Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box)
☑    No fee required.
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.	Amount Previously Paid:

7.	Form, Schedule or Registration Statement No.:

8.	Filing Party:

9.	Date Filed:

EXPLANATORY NOTE
iPass Inc. is refiling its form of proxy card for its 2015 Annual Meeting of Stockholders to correct the telephone number and internet website that holders of record can use to vote their shares. Accordingly, holders of record should use the following information, which is reflected on the proxy card mailed to them with the proxy statement, rather than the information on page 3 of the proxy statement or on the form of proxy card attached to the proxy statement filed with the Securities and Exchange Commission on June 3, 2015, to vote their shares by telephone or over the internet:
• To vote by telephone, dial toll-free 1-888-693-8683 using a touch-tone phone and follow the recorded instructions. You will be asked to provide information from the proxy card mailed to you with the proxy statement. Your vote must be received by 8:59 p.m., Pacific Daylight Time (11:59 p.m., Eastern Daylight Time) on June 29, 2015, to be counted.
• To vote on the Internet, go to www.cesvote.com to complete an electronic proxy card. You will be asked to provide information from the proxy card mailed to you with the proxy statement. Your vote must be received by 8:59 p.m., Pacific Daylight Time (11:59 p.m., Eastern Daylight Time) on June 29, 2015, to be counted.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.
PROXIES SUBMITTED BY INTERNET OR TELEPHONE MUST BE RECEIVED BY 8:59 P.M., PACIFIC DAYLIGHT TIME (11:59 P.M., EASTERN DAYLIGHT TIME) ON JUNE 29, 2015, TO BE COUNTED.
VOTE BY INTERNET – WWW.CESVOTE.COM
Use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time the day prior to the annual meeting date. Have your proxy card in hand when you access the website and follow the instructions.
OR
VOTE BY TELEPHONE – 1-888-693-8683
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day prior to the annual meeting date. Have your proxy card in hand when you call and then follow the instructions.
OR
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return your proxy card to: iPass Inc., c/o Corporate Election Services, P.O. Box 3230, Pittsburgh PA 15230 to ensure your proxy is received prior to the Annual Meeting.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 30, 2015

The Proxy Statement and our 2014 Annual Report to Stockholders are available on the Internet at:
www.ViewOurMaterial.com/iPass

CONTROL NUMBER è

ê If submitting a proxy by mail, please sign and date the proxy card below and fold and detach card at perforation before mailing. ê

The Board of Directors recommends a vote “FOR” the nominees for director listed below:				The Board of Directors recommends a vote “FOR” Proposals 2 and 3.
1.	To elect the directors named below, to hold office until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.			2.
To ratify the selection by the Audit Committee of the Board of Directors of Grant Thornton LLP as the independent registered public accounting firm of iPass for its fiscal year ending December 31, 2015.

	1. Michael M. Chang	5. David E. Panos			❑ FOR	❑ AGAINST	❑ ABSTAIN
	2. Gary A. Griffiths	6. Damien J. Park		3.	To approve, on an advisory basis, the compensation of iPass Inc.’s named executive officers, as disclosed in the Proxy Statement.
	3. Richard A. Karp	7. Michael J. Tedesco			❑ FOR	❑ AGAINST	❑ ABSTAIN
4. Brent S. Morrison
	FOR ALL ❑	WITHOLD ALL ❑	FOR ALL EXCEPT ❑		Stockholder Signature		Date
To withhold authority to vote for an individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below:					Title
					Stockholder (Joint Owner) Signature		Date
Title

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

êTO SUBMIT A PROXY BY MAIL, DETACH ALONG THE PERFORATION, MARK, SIGN, DATE AND RETURN
THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE. ê

IPASS INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 30, 2015
The undersigned hereby appoints Gary A. Griffiths and Darin R. Vickery, and each of them, as proxies for the undersigned, with full power of substitution and revocation, to vote all of the shares of stock of iPass Inc. that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of iPass Inc. to be held at the corporate headquarters of iPass, located at 3800 Bridge Parkway, Redwood Shores, California 94065, on Tuesday, June 30, 2015, at 9:00 a.m. (local time), and at any and all postponements and adjournments thereof, with all powers that the undersigned would possess if personally present, on the matters specified on the reverse and in accordance with the instructions given on the reverse, with discretionary authority as to any other business that may properly come before the meeting.

(Continued, and to be marked, dated and signed, on the other side)